SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 1999

                               FaxSav Incorporated
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                                       11-3025769
                                                       ----------
      (Commission File Number)            (I.R.S. Employer Identification No.)

      399 Thornall Street, Edison, NJ                     08837
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      (Address of Principal Executive Offices)          (Zip Code)

                                 (732) 906-2000
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              (Registrant's Telephone Number, Including Area Code)

                               FaxSav Incorporated
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                    (Former Name, Changed Since Last Report)

Item 5. Other Events

            See attached press release.

Exhibits

            10.1      Form of Stock Purchase Agreement, dated May 14, 1999.

            99.1      Press Release.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FaxSav Incorporated
                                        (Registrant)


                                        By:    /s/ Peter S. Macaluso
                                               ---------------------------------
                                        Name:  Peter S. Macaluso
                                        Title: Vice President and Chief
                                               Financial Officer

Dated: May 18, 1999